UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant   ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

BNB Plus Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BNB PLUS CORP.
25 HEALTH SCIENCES DRIVE
STONY BROOK, NEW YORK 11790
(631) 240-8800
March 24, 2026
Dear Fellow Stockholder:
You are cordially invited to attend a Special Meeting of Stockholders (the “Special Meeting”) of BNB Plus Corp. (“BNB Plus,” the “Company,” “we” or “us”) to be held at 11:00 a.m., Eastern Time, on Thursday, April 28, 2026.
We are very pleased that the Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. The Special Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BNBX2026SM. You will also be able to vote your shares electronically at the Special Meeting.
We are pleased to use the latest technology to increase access, to improve communication and to obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location.
At the meeting, you will be asked to (i) grant the Board of Directors the discretionary authority for 12 months to amend the Company’s Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding and treasury shares of common stock, at a ratio in the range from one-for-five to one-for-thirty, with such specific ratio to be determined by the Company’s Board of Directors following the Special Meeting, while leaving the number of authorized shares of common stock unchanged, and (ii) to approve any adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of proposal (i), if there are not sufficient votes at the time of the Special Meeting to adopt the proposal or to establish a quorum. Detailed information with respect to these matters are set forth in the Proxy Statement, which we encourage you to carefully read in its entirety.
We look forward to greeting personally those stockholders who are able to attend the meeting online. However, whether or not you plan to join us at the meeting, it is important that your shares be represented. Stockholders of record at the close of business on March 23, 2026 are entitled to notice of and to vote at the meeting. Such stockholders are urged to promptly submit the enclosed proxy card, even if their shares were sold after the record date.
You may vote over the Internet, as well as by telephone pursuant to instructions provided on the proxy card. Please review the instructions for each of your voting options described in the Proxy Statement, as well as in the Notice you will receive in the mail.
Thank you for your ongoing support of BNB Plus.
Very truly yours,
/s/ Clay D. Shorrock

Clay D. Shorrock
President and Chief Executive Officer

BNB PLUS CORP.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
Notice is hereby given that a Special Meeting of Stockholders (the “Special Meeting”) of BNB Plus Corp. (“BNB Plus” the “Company” “we” or “us”), will be held online at 11:00 a.m., Eastern Time, on Thursday, April 28, 2026, for the following purposes:
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to grant the Board of Directors discretionary authority for 12 months to amend the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of the Company’s outstanding and treasury shares of common stock, at a ratio in the range from one-for-five to one-for-thirty, with such specific ratio to be determined by the Company’s Board of Directors following the Special Meeting, while leaving the number of authorized shares of common stock unchanged (the “Reverse Split Proposal”); and

•
to approve any adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of the Reverse Split Proposal if there are not sufficient votes at the time of the Special Meeting to adopt the Reverse Split Proposal or to establish a quorum (the “Adjournment Proposal”).

We will also consider and act upon such other matters as may properly come before the meeting or any postponement or adjournment of the meeting.
These matters are more fully described in the accompanying Proxy Statement.
Only stockholders of record at the close of business on March 23, 2026 are entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. The Special Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. Stockholders will have the ability to attend, vote and submit questions before and during the virtual meeting from any location via the Internet at www.virtualshareholdermeeting.com/BNBX2026SM.
A complete list of these stockholders will be available in electronic form at the Special Meeting and will be accessible for ten days prior to the Special Meeting. All stockholders are cordially invited to virtually attend the Special Meeting.
Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible by Internet, telephone or mail. For specific instructions on how to vote your shares, please refer to the instructions in the section entitled “About the Special Meeting” beginning on page 1 of the Proxy Statement or your enclosed proxy card. Please note that shares held beneficially in street name may be voted by you in person at the Special Meeting only if you obtain a legal proxy from the broker, bank, trustee, or other nominee that holds your shares giving you the right to vote the shares.
Very truly yours,
/s/ Clay D. Shorrock

Clay D. Shorrock
President and Chief Executive Officer
Stony Brook, New York
March 24, 2026
Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting of Stockholders
To Be Held on April 28, 2026
The Proxy Statement is available free of charge at the following website: www.proxyvote.com

PROXY STATEMENT	1
ABOUT THE SPECIAL MEETING	1
REVERSE SPLIT PROPOSAL: APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT THE DISCRETION OF THE BOARD OF DIRECTORS	8
ADJOURNMENT PROPOSAL	19
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	20
HOUSEHOLDING OF PROXY MATERIALS	22
STOCKHOLDER PROPOSALS AND NOMINATIONS	23
OTHER BUSINESS	24
APPENDIX A	A-1

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that are based on expectations, estimates and projections as of the date of this proxy statement. All statements other than statements of historical facts contained in this proxy statement, including statements regarding effecting the reverse stock split, the timing of the reverse stock split, the principal effects of the reverse stock split, and the intended benefits of the reverse stock split, are forward-looking statements.
The words “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “plan,” “potential,” “should,” “will,” “would,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results, including:
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the effect of the reverse stock split on the price of our common stock;

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the effect of the reverse stock split on the liquidity of our common stock; and

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our ability to regain compliance with the listing standards of the Nasdaq Capital Market.

We caution you that the foregoing list may not contain all of the forward-looking statements made in this proxy statement. We have based these forward-looking statements largely on our current expectations about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described in “Reverse Split Proposal: Approval of Amendment to the Certificate of Incorporation to Effect a Reverse Stock Split of the Company’s Common Stock at the Discretion of the Board of Directors” and in our other filings with the Securities and Exchange Commission. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this proxy statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.
You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this proxy statement to conform these statements to actual results or to changes in our expectations.

ii

BNB PLUS CORP. 25 HEALTH
SCIENCES DRIVE
STONY BROOK, NEW YORK 11790

PROXY STATEMENT
The board of directors (the “Board of Directors”) of BNB Plus Corp. (“BNB Plus” the “ Company” “we’ or “us”) has delivered printed proxy and related materials (this “Proxy Statement”) to you by mail, in connection with the Board of Directors’ solicitation of proxies for use at a Special Meeting of Stockholders (the “Special Meeting”) of BNB Plus to be held online on Thursday, April 28, 2026, beginning at 11:00 a.m., Eastern Time, and at any postponements or adjournments of the Special Meeting. As a stockholder of record for the Special Meeting, you are invited to attend the Special Meeting and are requested to vote on the items of business described in this Proxy Statement.
ABOUT THE SPECIAL MEETING
Why Did You Send Me This Proxy Statement?
We sent you this Proxy Statement in connection with the solicitation by the Board of Directors of proxies, in the accompanying form, to be used at the Special Meeting of Stockholders to be held at 11:00 a.m., Eastern Time, on April 28, 2026 and any postponements or adjournments thereof. This Proxy Statement along with the accompanying Notice of the Special Meeting summarizes the purposes of the Special Meeting and the information you need to know to vote at the Special Meeting.
When is our Proxy Statement and the accompanying materials scheduled to be sent to stockholders?
This Proxy Statement and the proxy card are first being mailed on or about March 24, 2026 to all stockholders entitled to notice of and to vote at the Special Meeting. In accordance with Securities and Exchange Commission (“SEC”) rules, we are advising our stockholders of the availability on the Internet of our proxy materials related to our upcoming Special Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all the proxy materials, as well as providing access to these proxy materials on a publicly accessible website. Our proxy statement is available to our stockholders at proxyvote.com.
What is the purpose of the Special Meeting?
At the Special Meeting, stockholders will act upon the matters outlined in the notice of meeting accompanying this Proxy Statement, consisting of:
(i)   granting the Board of Directors the discretionary authority for 12 months to amend the Company’s Certificate of Incorporation, to effect a reverse stock split (the “Reverse Stock Split”) of the Company’s outstanding and treasury shares of common stock, par value $0.001 per share (“Common Stock”), at a ratio in the range from one-for-five to one-for-thirty, with such specific ratio to be determined by the Company’s Board of Directors following the Special Meeting, while leaving the number of authorized shares of Common Stock unchanged (the “Reverse Stock Split Proposal”). The Reverse Stock Split will have no effect on our authorized shares of preferred stock; and
(ii)   approving any adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of the Reverse Split Proposal if there are not sufficient votes at the time of the Special Meeting to adopt the Reverse Split Proposal or to establish a quorum (the “Adjournment Proposal”).
Our Board of Directors is not currently aware of any other matters which will come before the meeting.
How do proxies work and how are votes counted?
The Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Special Meeting in the manner you direct. You may vote for or against, or abstain from voting on the Reverse Split Proposal and the Adjournment Proposal. If a stockholder of record returns a properly executed proxy but does not indicate instructions with respect to one or more matters on his, her or its proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors (for more information, see “— How does the Board of Directors’ recommend that I vote?”). If a beneficial owner of shares held in street name does not provide instructions to the bank, broker, or other nominee holding those shares, please see the information below under the caption “— What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”
Who is entitled to vote at the Special Meeting?
Only stockholders of record at the close of business on March 23, 2026, the record date for the meeting (the “Record Date”), are entitled to receive notice of and to participate in the Special Meeting, or any postponements and adjournments of the meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares you held on that date at the Special Meeting, or any postponements or adjournments of the Special Meeting.
On the Record Date, there were 5,667,469 shares of our Common Stock outstanding. Each outstanding share of Common Stock is entitled to one vote on each of the matters presented at the Special Meeting or postponements and adjournments of the meeting.
What constitutes a quorum?
The presence at the meeting, in person or by proxy, of the holders of one-third of the issued and outstanding shares of Common Stock as of the Record Date will constitute a quorum, permitting the Special Meeting to conduct its business. As of the Record Date, 5,667,469 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence of holders representing at least 1,889,157 shares of Common Stock will be required to establish a quorum.
If a stockholder abstains from voting as to any matter or matters, the shares held by such stockholder shall be deemed present at the Special Meeting for purposes of determining a quorum. If a bank, broker, or other nominee returns a “broker non-vote” proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the bank, broker, or other nominee to vote on a particular matter, then such shares covered by such broker non-vote proxy shall be deemed present at the Special Meeting for purposes of determining a quorum. For more information on discretionary and non-discretionary matters, see “— What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?”
Can the Special Meeting be Adjourned?
The Special Meeting may be adjourned from time to time by the affirmative vote of a majority of the voting power of the shares of Common Stock present or represented by proxy at the Special Meeting and entitled to vote on the subject matter, regardless of whether there is a quorum present, without further notice other than by an announcement made at the Special Meeting. If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but there are not sufficient votes at the time of the Special Meeting to approve the Reverse Split Proposal, then BNB Plus stockholders may be asked to approve the Adjournment Proposal to adjourn the Special Meeting in order to permit the further solicitation of proxies. Regardless of whether there is a quorum, the Chairperson of the Special Meeting may also adjourn the Special Meeting.
No notice of the reconvened meeting is required to be given if the date, time and place are announced at the Special Meeting unless the reconvened meeting is more than 30 days after the date for which notice was originally given. At any reconvened Special Meeting at which a quorum is present, (i) any business may be transacted that may have been transacted at the Special Meeting had a quorum been present and (ii) all proxies will be voted in the same manner as the manner in which such proxies would have been voted at the original convening of the Special Meeting, except for any proxies that have been validly revoked or withdrawn prior to the subsequent meeting.

What vote is required to approve each matter and how are votes counted?
Reverse Split Proposal:   Grant of Discretionary Authority to the Board for 12 Months to Amend the Company’s Certificate of Incorporation to Effect the Reverse Stock Split.
The affirmative vote of a majority of the voting power of the shares of Common Stock present or represented by proxy at the Special Meeting and entitled to vote on the subject matter is required for the Reverse Split Proposal to be approved. An abstention from voting by a stockholder present in person or represented by proxy at the meeting will count as a vote against the Reverse Stock Split Proposal because the stockholder was entitled to vote on the proposal. We anticipate this proposal will be deemed a routine matter of which brokers may have discretionary authority to vote and expect there will be no broker non-votes on the proposal.
Adjournment Proposal:   Approving any adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of the Reverse Split Proposal if there are not sufficient votes at the time of the Special Meeting to adopt the Reverse Split Proposal or to establish a quorum.
The affirmative vote of a majority of the voting power of the shares of Common Stock present or represented by proxy at the Special Meeting and entitled to vote on the subject matter, regardless of whether there is a quorum present, is required for the Adjournment Proposal to be approved. An abstention from voting by a stockholder present in person or represented by proxy at the meeting will count as a vote against the Adjournment Proposal because the stockholder was entitled to vote on the proposal. We anticipate this proposal will be deemed a routine matter of which brokers may have discretionary authority to vote and expect there will be no broker non-votes on the proposal.
Why is the Board seeking a range of ratios rather than a fixed ratio?
Authorizing the Board to select the specific reverse split ratio from a range provides the Company with the flexibility necessary to implement a ratio that best reflects the state of market conditions at the time of the Reverse Stock Split. Stock prices fluctuate, and the Board believes having flexibility to select a ratio between one-for-five to one-for- thirty allows the Company to respond to market conditions to best achieve the goals of the Reverse Stock Split. If stockholders approve the Reverse Split Proposal, the Board will have the authority, but not the obligation, to effect the Reverse Stock Split at any ratio within the approved range at any time prior to April 28, 2027, and may elect not to effect the Reverse Stock Split at all if it determines it is no longer in the best interests of the Company and its stockholders.
How can you attend the Special Meeting?
We will be hosting the Special Meeting live via audio webcast. Any stockholder can attend the Special Meeting live online at www.virtualshareholdermeeting.com/BNBX2026SM. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Special Meeting, you can vote at the Special Meeting. A summary of the information you need to attend the Special Meeting online is provided below:
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Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/BNBX2026SM.

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Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/BNBX2026SM on the day of the Special Meeting.

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Webcast will start on April 28, 2026, at 11:00 a.m., Eastern Time.

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You will need your 16-digit control number to enter the Special Meeting.

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Stockholders may submit questions while attending the Special Meeting via the Internet.

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Webcast replay of the Special Meeting will be available until April 28, 2027.

To attend and participate in the Special Meeting, you will need the 16-digit control number included on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your control number or otherwise vote through the bank or broker. If you lose your 16-digit control number or do not receive a control number from your bank or broker, if applicable, you may join the Special Meeting as a “Guest”, but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.
Why hold a virtual meeting?
We are excited to use the latest technology to provide expanded access, improved communication and cost savings for our stockholders and the Company while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting. We believe the virtual meeting format enables increased stockholder attendance and participation because stockholders can participate from any location around the world.
How do I ask questions at the virtual Special Meeting?
During the virtual Special Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/BNBX2026SM. We will respond to as many inquiries directly related to the matters being voted on at the virtual Special Meeting as time allows. Questions regarding personal matters, including those related to employment, are not pertinent to Special Meeting matters and therefore will not be answered.
What if during the check-in time or during the virtual Special Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Special Meeting website log-in page.
How can I vote my shares?
Stockholder of Record and Beneficial Owners Who Have Been Provided a Control Number
If you are a stockholder of record meaning your shares are registered in your name and not in the name of a broker, trustee, or other nominee, or a beneficial owner who has been provided by your broker with a control number, you may vote:
1.
Over the Internet — If you have Internet access, you may authorize the voting of your shares by accessing www.proxyvote.com and following the instructions set forth in the proxy materials. You must specify how you want your shares voted or your vote will not be completed, and you will receive an error message. Your shares will be voted according to your instructions. You can also vote during the meeting by visiting www.virtualshareholdermeeting.com/BNBX2026SM and having available the control number included on your proxy card or on the instructions that accompanied your proxy materials.

2.
By Telephone — If you are a registered stockholder or a beneficial owner who has been provided with a control number on the voting instruction form that accompanied your proxy materials, you may call 1-800-690-6903 in the United States (toll-free) or from foreign countries (tolls may apply) to vote by telephone. Your shares will be voted according to your instructions.

3.
By Mail — Complete and sign the proxy card and mail it in the postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors. Unsigned proxy cards will not be voted.

If your shares are held in a brokerage account or by a bank or other nominee, your ability to vote by telephone or the Internet depends on your broker’s voting process. Please follow the directions provided to you by your broker, bank or nominee.

Beneficial Owners
As the beneficial owner, you have the right to direct your broker, trustee, or other nominee on how to vote your shares. In most cases, when your broker provides you with proxy materials, they will also provide you with a control number, which will allow you to vote as described above or at the Special Meeting. If your broker has not provided you with a control number, please contact your broker for instructions on how to vote your shares.
Stockholders who submit a proxy by Internet or telephone need not return a proxy card or any form forwarded by your broker, bank, trust or nominee. Stockholders who submit a proxy through the Internet or telephone should be aware that they may incur costs to access the Internet or telephone, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the stockholder.
What am I voting on at the Special Meeting?
The following proposals are scheduled for a vote at the Special Meeting:
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Reverse Split Proposal:   to grant discretionary authority to the Board of Directors for 12 months to amend the Company’s Certificate of Incorporation to effect the Reverse Stock Split; and

•
Adjournment Proposal:   to approve any adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of the Reverse Split Proposal if there are not sufficient votes at the time of the Special Meeting to adopt the Reverse Split Proposal or to establish a quorum.

The proposals are described in further detail below.
What happens if additional matters are presented at the Special Meeting?
Other than the items of business described in this Proxy Statement, we are not currently aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, the persons named as proxy holders, Ms. Beth Jantzen and Mr. Clay Shorrock, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.
How does the Board of Directors’ recommend that I vote?
As to the proposals to be voted on at the Special Meeting, the Board of Directors unanimously recommends that you vote:
FOR the Reverse Split Proposal, and
FOR the Adjournment Proposal.
What if I am a stockholder of record and do not indicate voting instructions on my proxy?
If you are a stockholder of record and provide specific instructions on your proxy with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on your proxy for the proposals to be voted on, the shares will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the meeting, the individuals named as proxy holders, Ms. Beth Jantzen and Mr. Clay Shorrock, will vote the shares that they represent on those matters as recommended by the Board of Directors. If the Board of Directors does not make a recommendation, then they will vote in accordance with their best judgment.
What if I am a beneficial owner and do not give voting instructions to my broker or other nominee?
As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker, or other nominee by the deadline provided in the materials you receive from your bank, broker, or other nominee or vote by mail, telephone or Internet according to instructions provided by your bank, broker, or other nominee. If you do not provide voting instructions to your bank, broker, or other nominee, whether your shares can be voted by such person or entity depends on the type of item being considered for vote.
For a beneficial owner of shares held in street name, if a proposal is deemed “routine” and you do not give instructions to your broker or nominee, they may, but are not required to, vote your shares with respect to the proposal. If the proposal is deemed “non-routine” and you do not give instructions to your broker or nominee, they may not vote your shares with respect to the proposal and the shares will be treated as broker non-votes. The determination of whether a proposal is “routine” or “non-routine” will be made by the NYSE based on NYSE rules that regulate member brokerage firms. When our inspector of election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but may not otherwise be counted. We therefore encourage you to provide voting instructions on each proposal to the organization that holds your shares. Because we anticipate the Reverse Split Proposal and the Adjournment Proposal will be deemed routine matters on which brokers may vote, we do not anticipate any broker non-votes.
We encourage you to provide instructions to your broker regarding the voting of your shares.
Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you may revoke your proxy by:
(i)   entering a new vote by telephone or over the Internet up until 11:59 P.M. Eastern Time on April 27, 2026;
(ii)   attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself revoke a proxy); or
(iii)   entering a new vote by mail.
Any written notice of revocation or subsequent proxy card must be received by the Secretary of the Company prior to the holding of the vote at the Special Meeting at 11:00 a.m., Eastern Time, on April 28, 2026. Such written notice of revocation or subsequent proxy card should be hand delivered to the Secretary of the Company or sent to the Company’s principal executive offices at 25 Health Sciences Drive, Stony Brook, New York 11790, Attention: Corporate Secretary.
If a broker, bank, or other nominee holds your shares, you must contact them in order to find out how to change your vote.
The last proxy or vote that we receive from you will be the vote that is counted.
Who will bear the cost of soliciting votes for the Special Meeting?
We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities.
What is “householding” and where can I get additional copies of proxy materials?
For information about householding and how to request additional copies of proxy materials, please see the section captioned “Householding of Proxy Materials.”
What does it mean if I receive more than one voting instruction card?
If you receive more than one voting instruction card, your shares are registered in more than one name or are registered in different accounts. Please vote using each voting instruction card to ensure that all of your shares are voted.

Can I obtain a stockholder list?
A stockholder list will be available for examination by our stockholders at our principal executive offices at 25 Health Sciences Drive, Stony Brook, New York 11790 during ordinary business hours throughout the ten-day period prior to the Special Meeting for any purpose germane to the Special Meeting.
Whom may I contact if I have other questions about the Special Meeting or voting?
You may contact the Company at 25 Health Sciences Drive, Stony Brook, New York 11790, Attention: Beth Jantzen, or by telephone at 631-240-8811 or email at beth.jantzen@bnb.plus.
Where can I find the voting results of the Special Meeting?
We will announce preliminary voting results at the Special Meeting. Final voting results will be disclosed on a Form 8-K filed with the SEC within four business days after the Special Meeting, which will also be available on our website.
We encourage you to vote by proxy over the Internet, by mail or telephone pursuant to instructions provided on the proxy card or the instructions that accompanied your proxy materials.

REVERSE SPLIT PROPOSAL:
APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT THE DISCRETION OF THE BOARD OF DIRECTORS
Introduction
At the Special Meeting, stockholders will be asked to grant the Board of Directors discretionary authority to amend the Company’s Certificate of Incorporation (the “Reverse Split Charter Amendment”) to effect the Reverse Stock Split within a range of one-for-five to one-for- thirty, with the exact ratio, if any, to be determined by the Company’s Board of Directors (the “Reverse Stock Split Ratio”) at any time prior to the one-year anniversary date of the Special Meeting. Upon the effectiveness of the Reverse Split Charter Amendment (the “Split Effective Time”), all issued shares held by the Company in treasury form and all issued shares of Common Stock outstanding immediately prior to the Split Effective Time will be combined according to the Reverse Stock Split Ratio and reclassified into a smaller number of shares. The ultimate Reverse Stock Split Ratio will be determined by the Board of Directors and based on a number of factors, including market conditions, existing and expected trading prices for the Common Stock and the listing requirements of the Nasdaq Capital Market (“Nasdaq”).
The proposed Reverse Split Charter Amendment to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. The form of the Reverse Split Charter Amendment, as more fully described below, will effect the reverse stock split but will not change the number of authorized shares of Common Stock or any authorized shares of the Company’s preferred stock, or the par value of the Common Stock or preferred stock. The following discussion is qualified in its entirety by the full text of the Reverse Split Charter Amendment, which is incorporated herein by reference.
Even if stockholders approve the Reverse Split Proposal, the Board of Directors has reserved the right to not effect the Reverse Stock Split if it does not deem it to be in the best interests of the Company and its stockholders. The Board of Directors believes that granting this discretion provides the Board of Directors with maximum flexibility to act in the best interests of the Company and its stockholders. If the Reverse Stock Split Proposal is approved by the stockholders, the Board of Directors will have the authority, in its sole discretion, without further action by the stockholders, to effect the Reverse Stock Split within the ratios and during the period set forth above by determining the Split Effective Time and filing the Reverse Split Charter Amendment with the Secretary of State of the State of Delaware.
The Board of Directors’ decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, such as prevailing market, industry and economic conditions, existing and expected trading prices and volume for our Common Stock, Nasdaq listing requirements, actual or forecasted results of operations, the projected impact of the Reverse Stock Split Ratio on trading liquidity in our Common Stock, and the likely effect of such results on the market price of our Common Stock.
Purpose
The Board of Directors approved the Reverse Stock Split and the Reverse Split Charter Amendment for the following reasons:

•
the Board of Directors believes that the Reverse Stock Split is the best option available to the Company to increase its stock price so that it has the potential to maintain its listing on Nasdaq as a delisting could significantly impair the liquidity of our Common Stock and limit our ability to raise additional capital, as well as limit the strategic alternatives discussed below;

•
the Board of Directors is actively evaluating a broad range of strategic alternatives intended to maximize stockholder value. These alternatives may include, but are not limited to, a reverse merger, a business combination, or the acquisition of a private entity or its assets. The Reverse Stock Split is a critical component of this strategy as it allows the Company to consolidate its capital structure and potentially retain its listing on Nasdaq, thereby creating a more attractive equity vehicle for potential merger partners;

•
the Board of Directors believes that the current per-share market price of our Common Stock may impair its acceptability to important segments of the financial community. Many institutional investors and investment funds have internal policies that prohibit or discourage them from investing in “penny stocks” or securities priced below $5.00. Furthermore, several brokerage firms have internal practices that discourage their brokers from recommending lower-priced stocks to their clients. By increasing the per-share price through the Reverse Stock Split, the Board of Directors intends to make our Common Stock more attractive to a broader range of institutional and retail investors; and

•
the Board of Directors believes that the Reverse Stock Split may reduce the high transaction costs often associated with low-priced stocks. Investors may pay commissions that represent a significantly higher percentage of their total investment when purchasing low-priced shares compared to higher-priced shares. Additionally, low-priced stocks often experience higher price volatility, as small price movements represent significant percentage changes. The Board of Directors believes that a higher share price of our Common Stock may result in more stable trading and a more efficient market for our stockholders.

Reasons for the Reverse Stock Split and Nasdaq Listing Requirements
On March 20, 2026 we received a written notice from Nasdaq notifying us that we no longer satisfy the $1.00 bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on Nasdaq (the “Notification Letter”). Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of thirty (30) consecutive business days (collectively, the “Minimum Bid Price Requirement”). Based on the closing bid price of our Common Stock for the thirty (30) consecutive business days from February 5, 2026 to March 19, 2026, we no longer satisfy the Bid Price Rule.
The Notification Letter further indicated that, pursuant to Nasdaq Listing Rule 5810(c)(3)(A)(iv), we are not eligible for a compliance period under Nasdaq Listing Rule 5810(c)(3)(A) due to the fact that we have effected a reverse stock split over the prior one-year period or has effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one ( the “Nasdaq’s Reverse Split Rule”); accordingly, we were informed that our securities will be subject to delisting from Nasdaq unless we timely request a hearing before the Nasdaq Hearings Panel (the “Panel”).
We plan on timely requesting a hearing before the Panel, which request will stay any further suspension or delisting action by Nasdaq at least pending the ultimate conclusion of the hearing process. There can be no assurance that the Panel will grant us a request for continued listing or that we will be able to regain compliance and thereafter maintain our listing on Nasdaq.
If the Panel does not grant us a request for continued listing and we are unable to regain compliance with the Minimum Bid Price Requirement and our Common Stock is delisted from Nasdaq, trading of our Common Stock would most likely take place on an over-the-counter market established for unlisted securities, such as the OTCQX, the OTCQB or the OTC Pink markets maintained by OTC Markets Group Inc. An investor would likely find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our Common Stock on an over-the-counter market, and many investors would likely not buy or sell our Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or other reasons. In addition, as a delisted security, our Common Stock would be subject to SEC rules as a “penny stock,” which impose additional disclosure requirements on broker-dealers. The regulations relating to penny stocks, coupled with the typically higher cost per trade to the investor of penny stocks due to factors such as broker commissions generally representing a higher percentage of the price of a penny stock than of a higher-priced stock, would further limit the ability of investors to trade in our Common Stock.
In addition, the Company’s Board of Directors has authorized and is actively pursuing a review of strategic alternatives to maximize stockholder value. This process may include, without limitation, a business combination, merger, acquisition, sale of all or substantially all of the Company’s assets, strategic partnership, licensing arrangement, recapitalization, or other transaction (collectively, “Strategic

Alternatives”). The Board of Directors believes that maintaining a Nasdaq listing is a critical enabling condition for a successful Strategic Alternatives process.
Specifically:
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Counterparty confidence.   Potential acquirers, merger partners, and strategic investors typically require or strongly prefer that a target or partner company be listed on a national securities exchange. A delisting event could significantly impair our ability to attract qualified counterparties or complete a transaction on favorable terms.

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Transaction currency.   In many Strategic Alternatives transactions, our Common Stock may serve as transaction consideration, directly or indirectly. A listed, exchange-traded security is a substantially more attractive form of consideration than an unlisted or OTC-traded security.

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Optionality and negotiating leverage.   If we are able to maintain our listing, we preserve a broader range of Strategic Alternatives options and retains greater leverage in any negotiations with potential counterparties.

In addition, we believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, and we believe that the current per share trading price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.
For these reasons and others, the Board of Directors has determined that taking proactive steps to regain Nasdaq compliance, including seeking stockholder approval of the Reverse Stock Split, is in the best interests of the Company and its stockholders.
Criteria to be Used for Determining Whether to Implement the Reverse Stock Split and Reverse Stock Split Ratio
If approved by stockholders, the Reverse Split Proposal would permit but not require our Board of Directors to effect a Reverse Stock Split of our Common Stock at the Reverse Stock Split Ratio determined by our Board of Directors at any time prior to the one-year anniversary date of the Special Meeting, in its sole discretion without further stockholder approval. We believe that enabling the Board of Directors to fix the specific Reverse Stock Split Ratio within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders. In determining whether to effect the Reverse Stock Split and fixing the Reverse Stock Split Ratio, the Board of Directors may consider, among other things, factors such as:
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the total number of shares of our Common Stock outstanding;

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Nasdaq requirements for the continued listing of our Common Stock;

•
the historical trading price and trading volume of our Common Stock;

•
the then prevailing trading price and trading volume for our Common Stock;

•
the anticipated impact of the Reverse Stock Split on the trading price of and market for our Common Stock;

•
the administrative and transaction costs associated with potential exchange ratios;

•
potential financing opportunities;

•
potential Strategic Alternatives; and

•
prevailing general market and economic conditions.

In evaluating the Reverse Stock Split, in addition to the considerations described above, the Board of Directors also took into account various negative factors associated with reverse stock splits generally.

These factors include: the negative perception of reverse stock splits held by some investors, analysts and other stock market participants; the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined in share price and corresponding market capitalization; the adverse effect on liquidity that might be caused by a reduced number of shares outstanding; the costs associated with implementing a reverse stock split; and the fact that we completed reverse stock splits in March 2025 and June 2025 and how we are subject to Nasdaq’s Reverse Split Rule, as described in this proposal.
The Board of Directors will have sole discretion as to any implementation of, and the exact timing and actual Reverse Stock Split Ratio of, the Reverse Stock Split within the range of ratios specified in this proposal and prior to the one-year anniversary date of the Special Meeting. The Board may also determine that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders and decide to abandon the Reverse Stock Split at any time before, during or after the Special Meeting and prior to its effectiveness, without further action by the stockholders.
Effectiveness of the Reverse Stock Split
If approved by our stockholders, the Reverse Stock Split would become effective upon the filing of the Reverse Split Charter Amendment with the Secretary of State of the State of Delaware, or at the later time set forth in the Reverse Split Charter Amendment, which will constitute the Split Effective Time. The exact timing of the Reverse Split Charter Amendment will be determined by the Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and its stockholders. In addition, the Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the Reverse Split Charter Amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the Reverse Split Charter Amendment, the Board of Directors, in its sole discretion, determines that it is no longer in the best interests of the Company and its stockholders to proceed with the Reverse Stock Split.
The proposed form of Reverse Split Charter Amendment to effect the Reverse Stock Split is attached as Appendix A to this Proxy Statement. Any Reverse Split Charter Amendment to effect the Reverse Stock Split will include the Reverse Stock Split Ratio fixed by the Board, within the range approved by the stockholders.
Potential Market Effects of the Reverse Stock Split
Reducing the number of outstanding shares of Common Stock through a Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock. The market price of our Common Stock will also be based on and may be adversely affected by our performance, financial results, market conditions, the market’s perception of our business and other factors which are unrelated to the number of shares outstanding. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future. Furthermore, the Company cannot assure you that the market price per share of Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of Common Stock outstanding before the Reverse Stock Split. In addition, the Reverse Stock Split may not result in a market price per share that will attract certain segments of the institutional investor community and the investing public that previously refrained from investing in BNB Plus because of the low market price of our Common Stock, especially if we are listed on the OTCQB or OTC Pink markets. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of a Reverse Stock Split.
Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.
Potential Increased Investor Interest
On March 23, 2026, our Common Stock closed at $0.79 per share. An investment in our Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, our Board of Directors believes that most investment funds are reluctant to invest in lower priced stocks. Our Board of Directors believes that the anticipated higher market price expected to result from the Reverse Stock Split will reduce, to some extent, the negative effects of the practices of brokerage houses and investors described above on the liquidity and marketability of our Common Stock.
In addition, and as noted above, our Board of Directors believes the Reverse Stock Split will be beneficial to our Strategic Alternatives process.
Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split
We cannot assure you that the proposed Reverse Stock Split will increase the price of our common stock.
There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in an increase in the per share price of our Common Stock. We cannot predict whether the Reverse Stock Split will increase the market price of our Common Stock. The history of similar stock split combinations for us and companies in like circumstances is varied. There is no assurance that:
•
the market price per share of our Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split;

•
the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

•
the Reverse Stock Split will result in a per share price that will increase our ability to attract and retain employees;

•
the market price per share will either exceed or remain in excess of $1.00, the Minimum Bid Price Requirement by Nasdaq for continued listing; or

•
We would otherwise meet the Nasdaq listing requirements even if the per share market price of our Common Stock after the Reverse Stock Split meets the Minimum Bid Price Requirement.

The market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split.
The proposed Reverse Stock Split may decrease the liquidity of our Common Stock and result in higher transaction costs.
The Reverse Stock Split may decrease the liquidity of our common stock because fewer shares would be outstanding after the Reverse Stock Split. The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.
We are not currently in compliance with the Nasdaq continued listing requirements. If we are unable to regain compliance with Nasdaq’s listing requirements, our securities will be delisted, which would negatively impact our Common Stock’s market price and liquidity and reduce our ability to raise capital.
If the Panel does not grant us a request for continued listing and we are unable to regain compliance with Nasdaq’s listing requirements including the Minimum Bid Price Requirement we will be subject to delisting, which would have a negative effect on the price of our Common Stock and would impair your ability to sell or purchase our Common Stock when you wish to do so. In addition, we effected a one-for-fifty reverse stock split on March 14, 2025 and a one-for-fifteen reverse stock split on June 2, 2025. Accordingly, based on our prior reverse stock splits we are and will remain subject to Nasdaq’s Reverse Split Rule until at least March 14, 2027. Should our Stockholders approve and our Board of Directors effect the Reverse Stock Split for which we are seeking stockholder approval in this Proxy Statement, we would be subject to Nasdaq’s Reverse Split Rule for at least one year after the effectiveness of the Reverse Stock Split.
We and holders of our securities could be materially adversely impacted if our securities are delisted from Nasdaq. In particular:
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we may be unable to raise equity capital on acceptable terms or at all;

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we may lose the confidence of our customers, which would jeopardize our ability to continue our business as currently conducted;

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the price of our Common Stock will likely decrease as a result of the loss of market efficiencies associated with Nasdaq and the loss of federal preemption of state securities laws;

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holders may be unable to sell or purchase our securities when they wish to do so;

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we may become subject to stockholder litigation;

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we may lose the interest of institutional investors in our Common Stock;

•
we may lose media and analyst coverage;

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our Common Stock could be considered a “penny stock,” which would likely limit the level of trading activity in the secondary market for our Common Stock; and

•
we would likely lose any active trading market for our Common Stock, as it may only be traded on one of the over-the-counter markets, if at all.

If the Reverse Stock Split is approved and effected, the resulting per-share market price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our Common Stock may not improve.
While the Board of Directors believes that a higher stock price may help generate investor interest, there can be no assurance that the Reverse Stock Split will result in a per-share market price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of our Common Stock may not necessarily improve.
A decline in the market price of our Common Stock after the Reverse Stock Split is approved and effected may result in a greater percentage decline than would occur in the absence of the Reverse Stock Split.
If the Reverse Stock Split is approved and effected and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.
Potential Effects of Proposed Reverse Split Amendment
If our stockholders approve the Reverse Stock Split and the Board of Directors effects it, the number of shares of Common Stock issued and outstanding will be reduced, depending upon the Reverse Stock Split Ratio determined by the board. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that, as described below in “Fractional Shares,” holders of our Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split Ratio will, in lieu of a fractional share, receive one whole share of Common Stock. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).
The Reverse Stock Split alone will have no effect on our authorized capital stock, and the total number of authorized shares will remain the same as before the Reverse Stock Split. This will have the effect of increasing the number of shares of our Common Stock available for issuance. The additional available shares will be available for issuance from time to time at the discretion of the Board of Directors when opportunities arise, without further stockholder action or the related delays and expenses, except as may be required for a particular transaction by law, the rules of any exchange on which our securities may then be listed, or other agreements or restrictions. Any issuance of additional shares of our Common Stock would increase the number of outstanding shares of our Common Stock and (unless such issuance was pro- rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly. In addition, any such issuance of additional shares of our Common Stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of our Common Stock.
In addition to sales of our Common Stock, if our stockholders approve the Reverse Stock Split and the Board of Directors effects it, the additional available shares of our Common Stock would also be available for conversions of convertible securities that we may issue, acquisition transactions, strategic relationships with corporate and other partners, stock splits, stock dividends and other transactions that may contribute to the growth of our business. Any decision to issue equity will depend on, among other things, our evaluation of funding needs, developments in business and technologies, current and expected future market conditions and other factors. There can be no assurance, however, even if the Reverse Stock Split is approved and effected, that any financing transaction or other transaction would be undertaken or completed.
The Reverse Stock Split will not change the terms of our Common Stock. After the Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to Common Stock now authorized.
After the Split Effective Time, the Company will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). During the pendency of the proceedings before the Panel and subject to compliance with other applicable continued listing requirements, we expect that our Common Stock will continue to be listed on Nasdaq and traded under the symbol “BNBX”. After the Split Effective Time, our Common Stock will have a new CUSIP number. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.
After the Split Effective Time, the post-split market price of our Common Stock may be less than the pre- split price multiplied by the Reverse Stock Split Ratio. In addition, a reduction in the number of shares outstanding may impair the liquidity for our Common Stock, which may reduce the value of the Common Stock.
Beneficial Holders of Common Stock
Upon the implementation of the Reverse Stock Split, the Company intends to treat shares held by stockholders through a stockbroker, bank or other nominee in the same manner as registered stockholders whose shares are registered in their names. Stockbrokers, banks or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these stockbrokers, banks or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of Common Stock with a stockbroker, bank or other nominee and who have any questions in this regard are encouraged to contact their stockbrokers, banks or other nominees.
Registered “Book-Entry” Holders of Common Stock
Certain registered holders of Common Stock may hold some or all of their shares electronically in book- entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of their Common Stock. They are, however, provided with statements reflecting the number of shares registered in their accounts. Stockholders who hold shares electronically in book-entry form with our transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split Common Stock.
Fractional Shares
The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split will receive one whole share of our Common Stock in lieu of such fractional share.

Effect of the Reverse Stock Split on Equity Awards and Equity Incentive Plans
If the Reverse Stock Split is implemented, proportionate adjustments will be made to the per share exercise price, and the number of shares of our Common Stock issuable upon the exercise, of all outstanding options and to the number of shares of our Common Stock issuable upon the vesting and settlement of all outstanding restricted stock units (“RSUs”). These adjustments would result in approximately the same aggregate exercise price being paid upon the exercise of such options, and approximately the same value of shares of our Common Stock being delivered upon the exercise of such options and upon the vesting and settlement of such RSUs, immediately preceding and immediately following the Reverse Stock Split. However, to comply with certain regulations under the Internal Revenue Code of 1986, as amended (the “Code”), the per share exercise price of each outstanding option would be rounded up to the nearest whole cent, and the number of shares of our Common Stock that could be acquired upon the exercise of each outstanding option would be rounded down to the nearest whole share. The number of shares of our Common Stock reserved for issuance pursuant to the 2005 Incentive Stock Plan, as amended (the “2005 Plan”), and the Company’s current 2020 Equity Incentive Plan (the “Current Plan”) will be reduced proportionately based upon the Reverse Stock Split Ratio.
Effect of the Reverse Stock Split on Warrants
In addition to adjusting the number of shares of our Common Stock, we would adjust all shares underlying any of our outstanding warrants as a result of the Reverse Stock Split, as required by the terms of these securities. In particular, we would reduce the conversion ratio for each instrument, and would increase the applicable exercise price or conversion price in accordance with the terms of each instrument and based on the Reverse Stock Split Ratio.
The Company has certain Series A warrants that include a provision that resets their exercise price in the event of a reverse split of Common Stock, to a price equal to the lesser of (i) the then exercise price of $5.13 per share and (ii) the daily lowest volume weighted average price (VWAP) during the period commencing five trading days immediately preceding and the five trading days commencing on the date we effect a reverse stock split with a proportionate adjustment to the number of shares underlying such warrants. Such a reset which results in the issuance of additional shares could result in our shareholders suffering substantial dilution.
Accounting Matters
The Reverse Split Charter Amendment will not affect the par value of our Common Stock. As a result, at the Split Effective Time, the stated capital on our balance sheet attributable to our Common Stock will be reduced in the same proportion as the Reverse Stock Split Ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be reclassified for prior periods to conform to the post-Reverse Stock Split presentation.
Pro Forma Capitalization of Common Stock
The table below summarizes the Company’s pro forma capitalization of Common Stock, as of March 11, 2026, before and after giving effect to a hypothetical reverse stock split of one-for-five (1-for-5), one- for-ten (1-for-10), one-for-fifteen (1-for-15), one-for-twenty (1-for-20), one-for-twenty-five (1-for-25) and one-for-thirty (1-for-30). The table below does not include the 10,000,000 shares of preferred stock authorized under the Certificate of Incorporation, none of which is currently outstanding. The Reverse Stock Split alone would have no effect on our authorized capital stock, including our authorized preferred stock. For purposes of the figures below, share numbers have been rounded down to the nearest whole share.

	Prior to Reverse Stock Split	After Reverse Stock Split
		1-for-5	1-for-10	1-for-15	1-for-20	1-for-25	1-for-30
Authorized Shares of Common Stock	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000	200,000,000
Shares of Common Stock Issued and Outstanding(1)	5,447,469	1,089,494	544,747	363,165	272,373	217,899	181,582
Shares of Common Stock Reserved for Future Issuance but not Issued and Outstanding(1)(2)	23,283,984	4,656,797	2,328,398	1,552,266	1,164,199	931,359	776,133
Shares of Common Stock Available for Future Issuance(1)	171,268,547	194,253,709	197,126,855	198,084,569	198,563,428	198,850,742	199,042,285

(1)
These estimates do not reflect the potential effects of rounding up of fractional shares that may result from the Reverse Stock Split.

(2)
Includes, as of March 11, 2026, (i) 18,283,333 shares issuable upon the exercise of outstanding warrants at a weighted average exercise price of $4.42; (ii) 169,043 shares issuable upon the exercise of outstanding stock options, at a weighted average exercise price of $809.06; and (iii) 4,831,608 shares reserved for future issuance under the 2005 Plan and the Current Plan. Does not include any shares of Common Stock issuable upon the exercise or conversion of securities that may have been issued since March 11, 2026.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following discussion is a general summary of the material U.S. federal income tax consequences of the Reverse Stock Split to U.S. Holders (as defined below) of our Common Stock. This discussion is based on the Code, U.S. Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service (“IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a holder of our Common Stock. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the Reverse Stock Split.
For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our Common Stock that, for U.S. federal income tax purposes, is or is treated as:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

•
a trust that (1) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a United States person for U.S. federal income tax purposes.

This discussion is limited to U.S. Holders who hold our Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to the particular circumstances of a U.S. Holder, including the impact of the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. Holders that are subject to special rules, including, without limitation, banks, insurance companies and other financial institutions, real estate investment trusts, regulated investment companies, grantor trusts, tax-exempt organizations or governmental organizations, brokers, dealers or traders in securities, commodities or currencies, stockholders who hold our Common Stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes, U.S. Holders that have a functional currency other than the U.S. dollar, U.S. Holders who actually or constructively own 5% or more of our stock, U.S. expatriates and former citizens or long-term residents of the United States, and persons for whom Common Stock constitutes “qualified small business stock” within the meaning of Section 1202 of the Code. If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities or arrangements treated as partnerships for U.S. federal income tax purposes) holding our Common Stock and the partners in such entities should consult their tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.
In addition, the following discussion does not address the U.S. federal estate and gift tax, alternative minimum tax, or state, local and non-U.S. tax law consequences of the Reverse Stock Split. Furthermore, the following discussion does not address any tax consequences of transactions effected before, after or at the same time as the Reverse Stock Split, whether or not they are in connection with the Reverse Stock Split.
Each stockholder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any state, local or foreign income tax consequences. The Reverse Stock Split is intended to constitute as a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. Assuming that such treatment is correct, the Reverse Stock Split generally will not result in the recognition of gain or loss for U.S. federal income tax purposes, except potentially with respect to any additional fractions of a share of our Common Stock received as a result of the rounding up of any fractional shares that otherwise would be issued, as discussed below. Subject to the following discussion regarding a U.S. Holder’s receipt of a whole share of our Common Stock in lieu of a fractional share, the adjusted basis of the new Common Stock will be the same as the adjusted basis of the Common Stock exchanged. The holding period of the new, post-Reverse Stock Split Common Stock resulting from implementation of the Reverse Stock Split will include the U.S. Holder’s respective holding periods for the pre-Reverse Stock Split Common Stock. U.S. Holders who acquired our Common Stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such Common Stock. As noted above, no fractional shares of our Common Stock will be issued as a result of the Reverse Stock Split. Instead, we will issue one (1) full share of the post-Reverse Stock Split Common Stock to any U.S. Holder who would have been entitled to receive a fractional share as a result of the process. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of our Common Stock are not clear. A U.S. Holder who receives one (1) whole share of our Common Stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such U.S. Holder was otherwise entitled. We are not making any representation as to whether the receipt of one (1) whole share in lieu of a fractional share will result in income or gain to any U.S. Holder, and U.S. Holders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Reverse Stock Split. The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and non-U.S. tax consequences to you of the Reverse Stock Split.
Appraisal Rights
Under the General Corporation Law of the State of Delaware, our stockholders will not be entitled to dissenter’s rights with respect to the proposed Reverse Split Charter Amendment to effect the Reverse Stock Split, and the Company does not intend to independently provide stockholders with such rights.
Interest of Certain Persons in Matters to be Acted Upon
No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Vote Required
Stockholders can vote FOR, AGAINST or ABSTAIN on the Reverse Split Proposal.
The affirmative vote of a majority of the voting power of the shares of Common Stock present or represented by proxy at the Special Meeting and entitled to vote on the subject matter is required for the Reverse Split Proposal to be approved. An abstention from voting by a stockholder present in person or represented by proxy at the meeting will count as a vote against the Reverse Split Proposal. We anticipate this proposal will be deemed a routine matter of which brokers may have discretionary authority to vote and expect there will be no broker non-votes on the proposal.
Recommendation of the Board
The Board of Directors Recommends a Vote “For” the Reverse Split Proposal.

ADJOURNMENT PROPOSAL
General
We are asking stockholders for approval to adjourn the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of the Reverse Split Proposal if there are not sufficient votes at the time of the Special Meeting to adopt the Reverse Split Proposal or to establish a quorum.
Appraisal Rights
Under the General Corporation Law of the State of Delaware, our stockholders will not be entitled to dissenter’s rights with respect to the Adjournment Proposal, and the Company does not intend to independently provide stockholders with such rights.
Vote Required
Stockholders can vote FOR, AGAINST or ABSTAIN on the Adjournment Proposal.
The affirmative vote of a majority of the voting power of the shares of Common Stock present or represented by proxy at the Special Meeting and entitled to vote on the subject matter, regardless of whether there is a quorum present, is required for the Adjournment Proposal to be approved. An abstention from voting by a stockholder present in person or represented by proxy at the meeting will count as a vote against the Adjournment Proposal. We anticipate this proposal will be deemed a routine matter of which brokers may have discretionary authority to vote and expect there will be no broker non-votes on the proposal.
Recommendation of the Board
The Board of Directors Recommends a Vote “For” the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the shares of our Common Stock beneficially owned as of March 11, 2026 by (i) each person, or group of affiliated persons, who is known to us to beneficially own 5% or more of the outstanding Common Stock, (ii) each of our named executive officers, current executive officers and directors and (iii) all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Exchange Act.
We have based our calculation of the percentages of beneficial ownership on 5,447,469 shares of our Common Stock outstanding as of March 11, 2026. We have deemed shares of Common Stock subject to stock options that are currently exercisable or exercisable within 60 days of such date to be outstanding and to be beneficially owned by the person holding the stock option for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise indicated below, the address of each beneficial owner listed in the table below is c/o 25 Health Sciences Drive, Stony Brook, New York 11790. The information in the table below is based solely on a review of Schedules 13D and 13G as well as the Company’s knowledge of holdings with respect to its employees and directors.
Name and Address of Beneficial Owner	Title of Class	Number of Shares Owned(1)	Percentage of Class
Named Executive Officers, Executive Officers and Directors:
Clay Shorrock	Common Stock	54,815(2)	1%
Beth M. Jantzen	Common Stock	52,414(3)	1%
Joshua Kruger	Common Stock	150,606(4)	2.73%
Judith Murrah	Common Stock	18,703(5)	*%
Yacov A. Shamash	Common Stock	22,524(6)	*%
Joseph D. Ceccoli	Common Stock	22,523(7)	*%
Robert B. Catell	Common Stock	22,523(8)	*%
All directors and officers as a group (7 persons)	Common Stock	344,108(9)	6.14%
5% Stockholders:
Intracoastal Capital LLC	Common Stock	435,517(10)	7.59%
Off the Chain Capital LLC	Common Stock	460,343(11)	8.13%

*
Indicates less than one percent.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
Includes 42,200 shares underlying currently exercisable options. Excludes 2 shares underlying options that were granted on March 23, 2023 and vest 25% per year commencing on the first anniversary of grant date. Also excludes 42,194 shares underlying options that were granted on October 17, 2025 and vest 25% per quarter over a twelve-month period.

(3)
Includes 42,202 shares underlying currently exercisable options. Excludes 2 shares underlying options that were granted on March 23, 2023 and vest 25% per year commencing on the first anniversary of grant date. Also excludes 42,194 shares underlying options that were granted on October 17, 2025 and vest 25% per quarter over a twelve-month period.
(4)
Includes 9 shares underlying currently exercisable options. Excludes 4 shares underlying options that were granted on March 23, 2023 and vest 25% per year commencing on the first anniversary of grant date.

(5)
Includes 75,303 shares of common stock and 75,303 shares underlying currently exercisable warrants.

(6)
Includes 9 shares underlying currently exercisable options.

(7)
Includes 12 shares underlying currently exercisable options.

(8)
Includes 11 shares underlying currently exercisable options.

(9)
Includes 184,360 shares of common stock, 84,445 shares underlying currently exercisable options, 75,303 shares underlying currently exercisable warrants.

(10)
Pursuant to Schedule 13G filed with the SEC on September 8, 2025, these securities are directly held by Intracoastal Capital LLC, a Delaware limited liability company (“Intracoastal”), and may be deemed to be beneficially owned by each of Mitchell P. Koplin and Daniel B. Asher. The principal business office of Mr. Kopin and Intracoastal is 245 Palm Trail, Delray Beach, Florida 33483. The principal business office of Mr. Asher is 1011 Lake Street, Suite 311, Oak Park, Illinois 60301. Consists of 435,517 shares of Common Stock issuable upon exercise of a warrant held by Intracoastal (“Intracoastal Warrant 1”). Intracoastal Warrant 1 contains a blocker provision under which the holder thereof does not have the right to exercise Intracoastal Warrant 1 to the extent (but only to the extent) that such exercise would result in beneficial ownership by the holder thereof, together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates, of more than 9.99% of the outstanding Common Stock. Does not include (i) 250 shares of Common Stock issuable upon exercise of a second warrant held by Intracoastal (“Intracoastal Warrant 2”) because Intracoastal Warrant 2 contains a blocker provision under which the holder thereof does not have the right to exercise Intracoastal Warrant 2 to the extent (but only to the extent) that such exercise would result in beneficial ownership by the holder thereof, together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates, of more than 4.99% of the outstanding Common Stock, (ii) 150,602 Shares issuable upon exercise of Series E-1 Warrants sold in the Cash Private Placement because such Series E-1 Warrants are subject to a 4.99% ownership blocker and (iii) 150,602 Shares issuable upon exercise of Cash Pre-Funded Warrants sold in the Cash Private Placement because such Cash Pre-Funded Warrants are subject to a 9.99% ownership blocker.

(11)
Pursuant to Schedule 13G filed with the SEC on February 13, 2026, these securities are directly held by Off the Chain Capital, LLC, a Delaware limited liability company (“Off the Chain”), and may be deemed to be beneficially owned by each of Off the Chain and Off the Chain LP. The principal offices of Off the Chain is 10337 Los Feliz Drive, Orlando, Florida, 32836. Consists of 217,840 shares of Common Stock and 242,503 shares of Common Stock issuable upon the exercise of warrants.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company, as well as some brokers (or other nominees), household the Company’s proxy materials, which means that we or they deliver a single proxy statement or notice, as applicable, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker (or other nominee) or from us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement in the future, or if you are receiving multiple copies of the proxy statement and wish for only one copy to be delivered to your household in the future, please notify (i) your broker (or other nominee) if your shares are held in a brokerage or similar account or (ii) the Company if you hold registered shares in your own name. We will promptly deliver a separate proxy statement to record stockholders upon written or oral request. You can notify us of your instructions by telephone at 631-240-8800 or by sending a written request to:
BNB Plus Corp.
Attn: Corporate Secretary
25 Health Sciences Drive
Stony Brook, New York 11790

STOCKHOLDER PROPOSALS AND NOMINATIONS
In order for a stockholder proposal to be considered for inclusion in the proxy statement for the 2026 annual meeting of stockholders, the written proposal must have been received by the Corporate Secretary at the address below no later than December 16, 2025. In the event that the annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of the 2025 annual meeting, the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials. The proposal will also need to comply with the SEC’s regulations under Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company sponsored proxy materials. Proposals should have been addressed to:
BNB Plus Corp.
Attn: Corporate Secretary
25 Health Sciences Drive
Stony Brook, New York 11790
For a stockholder proposal that is not intended to be included in the proxy statement for the 2026 annual meeting of stockholders, or if you want to nominate a person for election as a director, you must provide written notice to the Corporate Secretary at the address above. The Corporate Secretary must receive this notice not earlier than January 22, 2026 and no later than February 21, 2026. However, if our 2026 annual meeting of stockholders is held more than 30 days before or more than 60 days after May 22, 2026, then the Corporate Secretary must receive this notice not earlier than the close of business on the 120th day prior to the date of our 2026 annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which we make a public announcement of the date of the meeting. The notice of a proposed item of business must provide information as required in our bylaws which, in general, require that the notice include for each matter a brief description of the matter to be brought before the meeting; the reason for bringing the matter before the meeting; the text of the proposal or matter; your name, address, and number of shares you own beneficially or of record; and any material interest you have in the proposal.
Effective September 1, 2022, Rule 14a-19 under the Exchange Act requires the use of a universal proxy card in contested director elections. Under this “universal proxy rule,” a stockholder intending to engage in a director election contest with respect to our 2026 annual meeting of stockholders must give the Company notice of its intent to solicit proxies by providing the name(s) of the stockholder’s nominee(s) and certain other information at least 60 calendar days prior to the anniversary of the 2025 annual meeting date, or by March 23, 2026 (except that, if the Company did not hold an annual meeting during the previous year, or if the date of the meeting has changed by more than 30 calendar days from the previous year, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by the Company).
The notice of a proposed director nomination must provide information and documentation as required in our bylaws which, in general, require that the notice of a director nomination include the information about the nominee that would be required to be disclosed in the solicitation of proxies for the election of a director under federal securities laws; the nominee’s written consent to be named in the proxy statement as a nominee and to serve as a director if elected; a description of any transaction or arrangement during the last three years between the stockholder making the nomination and the nominee in which the nominee had a direct or indirect material interest; and a completed and signed questionnaire, together with a written representation and agreement that such nominee is not and will not become a party to certain voting commitments. A copy of the bylaw requirements will be provided upon request to the Corporate Secretary at the address above.

OTHER BUSINESS
We do not know of any matters that are to be presented for action at the Special Meeting other than those set forth above. If any other matters properly come before the Special Meeting, the person named in the enclosed proxy card will vote the shares represented by proxies as recommended by the Board of Directors. If the Board of Directors does not make a recommendation, then they will vote in accordance with their best judgment.

By Order of the Board of Directors
/s/ Clay D. Shorrock

Clay D. Shorrock
President and Chief Executive Officer
Stony Brook, New York,
March 24, 2026

Appendix A
PROPOSED FORM OF
CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
BNB PLUS CORP.
BNB Plus Corp. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), DOES HEREBY CERTIFY:
FIRST:   The first paragraph of Article IV of the Certificate of Incorporation, as amended (the “Certificate of Incorporation”), of the Corporation is hereby amended by adding the following paragraph at the end thereof:
“Upon the effectiveness (the “Reverse Split Effective Time”) pursuant to the General Corporation Law of the State of Delaware of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [      ] shares of Common Stock, par value $0.001 per share, issued and outstanding (or held in treasury) immediately prior to the Reverse Split Effective Time, shall automatically be reclassified and combined into one (1) validly issued, fully paid, and non-assessable share of Common Stock, par value $0.001 per share, without any action by any holder thereof, subject to the treatment of fractional shares set forth below (the “Reverse Stock Split”). No fractional shares shall be issued as a result of the Reverse Stock Split. Any stockholder of record of Common Stock immediately prior to the Reverse Split Effective Time that would otherwise be entitled to fractional share as a result of the Reverse Stock Split shall be entitled, upon the Reverse Split Effective Time, to receive one whole share of Common Stock in lieu of such fractional share.
From and after the Reverse Split Effective Time, certificates that, immediately prior to the Reverse Split Effective Time, represented shares of Common Stock shall thereafter represent the number of shares of Common Stock into which such shares shall have been reclassified and combined as a result of the Reverse Stock Split, including the treatment of fractional shares set forth above.”
SECOND:   This Certificate of Amendment shall become effective on [   ] at [     ] Eastern Time.
THIRD:   That the foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by its duly authorized officer on this [   ] day of [        ].
BNB PLUS CORP.
By:

Name: Clay D. Shorrock
Title:   Chief Executive Officer

A-1

BNB PLUS CORP. SCAN TOVIEW MATERIALS & VOTE ATTN: BETH JANTZEN25 HEALTH SCIENCES DRIVESTONY BROOK, NY 11790 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on April 27, 2026, the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/BNBX2026SMYou may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on April 27, 2026, the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V81185-S25171 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BNB PLUS CORP. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain Grant the Board of Directors discretionary authority for 12 months to amend the Company’s Certificate of Incorporation, as amended to effect a reverse stock split of the Company’s outstanding and treasury shares of common stock, at a ratio in the range from one-for-five to one-for-thirty, with such specific ratio to be determined by the Company’s Board of Directors following the Special Meeting; and2. Approval of any adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of the reverse stock split proposal if there are not sufficient votes at the time of the Special Meeting to adopt the reverse stock split proposal or to establish a quorum.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Notice and Proxy Statement is available at www.proxyvote.com.V81186-S25171BNB PLUS CORP.Special Meeting of StockholdersAPRIL 28, 2026 11:00 AM ETThis proxy is solicited by the Board of DirectorsThe stockholder executing and delivering this Proxy hereby appoints Mr. Clay Shorrock and Ms. Beth Jantzen and each of them as proxies (the "proxies"), with full power of substitution, and hereby authorizes them to represent and vote, as designated on the reverse side, all shares of common stock, $0.001 par value per share, of BNB Plus Corp. held of record by the undersigned as of March 23, 2026, at the Special Meeting of Stockholders of BNB Plus Corp, to be held virtually at www.virtualshareholdermeeting.com/BNBX2026SM on Tuesday, April 28, 2026 at 11:00 AM Eastern Time, or at any postponements or adjournments of the meeting.This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted in accordance with the recommendations of our Board of Directors and for such other matters as may properly come before the meeting or at any postponement or adjournment thereof, as said proxies deem advisable.THIS PROXY SHOULD BE MARKED, DATED AND SIGNED BY THE STOCKHOLDER(S) EXACTLY AS SUCH STOCKHOLDER'S NAME APPEARS HEREON AND RETURNED PROMPTLY IN THE ENCLOSED ENVELOPE. PERSONS SIGNING IN A FIDUCIARY CAPACITY SHOULD SO INDICATE. IF SHARES ARE HELD BY JOINT TENANTS OR AS COMMUNITY PROPERTY, BOTH SHOULD SIGN.Continued and to be signed on reverse side